EXHIBIT 99.1

Sharon AI Announces Oversubscribed US$1.6 Billion Strategic Financing to Accelerate Expansion of AI Factories Across Australia and the Asia-Pacific

Strategic financing is anchored by Situational Awareness and Oaktree, along with new and existing institutional and strategic investors

New York, USA – June 17th, 2026 – SharonAI Holdings Inc. (NASDAQ: SHAZ) (“Sharon AI” or “the Company”), a leading Australian Neocloud, today announced a US$1.6 billion private placement financing, comprising: i) a private placement of approximately US$900 million, split between 6,719,896 shares of the Company’s common stock and pre-funded warrants to purchase 6,374,823 shares of the Company’s common stock, and ii) a private placement of US$700 million aggregate principal amount of 4.75% Convertible Senior Notes due 2032 (together, the “Transaction”). The Transaction was anchored by Situational Awareness L.P. (“Situational Awareness”) and funds managed by Oaktree Capital Management, L.P. (“Oaktree”), along with new and existing institutional and strategic investors.

The aggregate proceeds of the Transaction will be used to support Sharon AI’s previously announced six-year strategic compute collaboration with NVIDIA, where the Company intends to deploy one of Australia’s largest AI Factories including up to 40,000 Grace Blackwell GB300 GPUs as well as broader expansion plans.

Sharon AI’s total AI Factory capacity has expanded to 132MW, of which 102MW is contracted to end customers, with more than 55,000 NVIDIA GPUs expected to be deployed by mid-2027.

“We are delighted to welcome new and existing institutional and strategic investors in connection with this financing, which will enable us to accelerate the deployment of AI Factories across Australia and Asia-Pacific,” said James Manning, Co-Founder and CEO of Sharon AI. “We continue to see demand for GPU compute significantly outpacing supply, with strong demand from AI-natives, enterprise, government, research, and hyperscale customers.”

In the private placement financing, Sharon AI will issue:

●	6,719,896 shares of the Company’s common stock at a price per share of US$68.73

●	pre-funded warrants to purchase 6,374,823 shares of the Company’s common stock, at a price of $68.7299 per pre-funded warrant (which represents the per share price of each share issued in the common stock private placement, less the $0.0001 per share exercise price for each pre-funded warrant)

●	US$700 million aggregate principal amount of 4.75% Convertible Senior Notes due 2032 (the “Notes”)

The Notes will be senior obligations of the Company, guaranteed by certain of its subsidiaries, and will bear an interest at a rate of 4.75% per annum, payable semi-annually in arrears in cash. The Notes will be convertible into shares of common stock of the Company at an initial conversion price of approximately $99.66, representing a 45% premium to the price per share at which the common stock private placement was consummated (which price per share constituted the at-the-market price under Nasdaq rules). The Notes will mature on June 15, 2032, unless earlier converted, redeemed or repurchased.

The private placement is expected to close on or about June 22, 2026, and is subject to satisfaction of customary closing conditions. Additional details regarding the private placement will be disclosed in a Form 8-K to be filed by Sharon AI with the Securities and Exchange Commission.

The securities described above have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company has agreed to file a resale registration statement with the SEC to register the resale of the shares of common stock described above.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Goldman Sachs & Co. LLC is serving as lead placement agent. Lucid Capital Markets is also serving as placement agent. Macquarie Capital is serving as financial advisor. Sheppard Mullin Richter & Hampon is serving as legal adviser to Sharon AI in connection with the private placement.

ENDS

Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that, at times, it uses other communication mediums including, but not limited to, its X account (sharon__ai) and/or LinkedIn account (sharon-AI) to disseminate information about the Company, and can be additional sources of information outside press releases, regulatory filings with the Securities and Exchange Commission (SEC) and any other conference calls, webcasts, investor days, etc. that the company may hold.

About Sharon AI

SharonAI Holdings Inc. (NASDAQ: SHAZ) and its subsidiaries (“Sharon AI”), a leading Australian AI Cloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU/CPU Compute Infrastructure. Our AI Cloud platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

Contacts

Sharon AI Media Enquiries:

Ross Barrows – Head of Capital Strategy & Investor Relations

Ross.barrows@sharonai.com

Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com

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Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts, and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Forward-looking statements in this release include specific statements regarding the completion of the offering and the intended use of proceeds. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;

●	Receipt and use of proceeds;

●	The deployment of assets and expansion of network procurement;

●	Sharon AI’s ability to engage with additional potential customers;

●	Expansion of Sharon AI’s data center footprint and capacity; and

●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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